                                                         Item 24.b. Exhibit (16)

                SBL FUNDS' 1, 5 AND 10-YEAR AVERAGE ANNUAL RETURN

                             AS OF DECEMBER 31, 1995

Series A

       1 Year             +36.76%
                          -------

               1000      (1+T) 1            =        1367.64
                         (1+T) 1            =         1.3676
                          1+T               =         1.3676
                            T               =          .3676

       5 Year             +18.26%
                          -------

               1000      (1+T) 5            =        2313.35
                        ((1+T) 5)1/5        =       (2.31335)1/5
                          1+T               =         1.1826
                            T               =          .1826

       10 Year            +13.36%
                          -------

               1000      (1+T) 10           =        3504.27
                        ((1+T) 10)1/10      =       (3.50427)1/10
                          1+T               =         1.1336
                            T               =          .1336

                                                         Item 24.b. Exhibit (16)

Series B

       1 Year             +30.07%
                          -------

               1000      (1+T) 1            =        1300.67
                         (1+T) 1            =        1.30067
                          1+T               =        1.30067
                            T               =         .30067

       5 Year             +15.15%
                          -------

               1000      (1+T) 5            =        2024.42
                        ((1+T) 5)1/5        =       (2.02442)1/5
                          1+T               =         1.1515
                            T               =          .1515

       10 Year            +13.85%
                          -------

               1000      (1+T) 10           =        3660.17
                        ((1+T) 10)1/10      =       (3.66017)1/10
                          1+T               =          1.385
                            T               =          .1385

                                                         Item 24.b. Exhibit (16)

Series C

       1 Year             +5.41%
                          ------

               1000      (1+T) 1            =        1054.08
                         (1+T) 1            =        1.05408
                          1+T               =        1.05408
                            T               =          .0541

       5 Year             +3.44%
                          -------

               1000      (1+T) 5            =        1184.43
                        ((1+T) 5)1/5        =       (1.18443)1/5
                          1+T               =         1.0344
                            T               =          .0344

       10 Year            +5.40%
                          ------

               1000      (1+T) 10           =        1693.49
                        ((1+T) 10)1/10      =       (1.69349)1/10
                          1+T               =         1.0540
                            T               =          .0540

                                                         Item 24.b. Exhibit (16)

Series D

       1 Year             +10.86%
                          -------

               1000      (1+T) 1            =        1108.63
                         (1+T) 1            =        1.10863
                            T               =          .1086

       5 Year             +10.48%
                          -------

               1000      (1+T) 5            =        1646.02
                         (1+T) 5            =        1.64602
                        ((1+T) 5)1/5        =       (1.64602)1/5
                          1+T               =         1.1048
                            T               =          .1048

       10 Years           +1.80%
                          ------

               1000      (1+T) 10           =        1195.48
                         (1+T) 10           =        1.19548
                        ((1+T) 10)1/10      =       (1.19548)1/10
                          1+T               =          1.018
                            T               =           .018

                                                         Item 24.b. Exhibit (16)

Series E

       1 Year             +18.60%
                          -------

               1000      (1+T) 1            =        1186.03
                         (1+T) 1            =        1.18603
                          1+T               =        1.18603
                            T               =          .1860

       5 Year             +9.33%
                          ------

               1000      (1+T) 5            =        1562.21
                         (1+T) 5            =        1.56221
                        ((1+T) 5)1/5        =       (1.56221)1/5
                          1+T               =         1.0933
                            T               =          .0933

       10 Years           +8.42%
                          ------

               1000      (1+T) 10           =        2244.59
                         (1+T) 10           =        2.24459
                        ((1+T) 10)1/10      =       (2.24459)1/10
                          1+T               =         1.0842
                            T               =          .0842

                                                         Item 24.b. Exhibit (16)

Series S

       1 Year             +27.74%
                          -------

               1000      (1+T) 1            =        1277.42
                         (1+T) 1            =        1.27742
                          1+T               =        1.27742
                            T               =          .2774

(Since Inception)
(May 1, 1991)

       4.67 Years         +11.86%
                          -------

               1000      (1+T) 4.67         =        1687.87
                         (1+T) 4.67         =        1.68787
                        ((1+T) 4.67)1/4.67  =       (1.68787)1/4.67
                          1+T               =         1.1186
                            T               =          .1186

                                                         Item 24.b. Exhibit (16)

Series J

       1 Year             +19.49%
                          -------

               1000      (1+T) 1            =        1194.94
                         (1+T) 1            =        1.19494
                          1+T               =        1.19494
                            T               =          .1949

(Since Inception)
(October 1, 1992)

       3.25 Years         +15.71%
                          -------

               1000      (1+T) 3.25         =        1606.96
                         (1+T) 3.25         =        1.60696
                        ((1+T) 3.25)1/3.25  =       (1.60696)1/3.25
                          1+T               =         1.1571
                            T               =          .1571

                                                         Item 24.b. Exhibit (16)

Series K

       1 Year             +13.48%
                          -------

     (Since Inception)
       (June 1, 1995)

               1000      (1+T) .58          =        1076.10
                        ((1+T) .58)1/.58    =       (1.07610)1/.58
                          1+T               =         1.1348
                            T               =          .1348

Series M

       1 Year             +12.55%
                          -------

     (Since Inception)
       (June 1, 1995)

               1000      (1+T) .58          =        1071.00
                        ((1+T) .58)1/.58    =       (1.07100)1/.58
                          1+T               =         1.1255
                            T               =          .1255

Series N

       1 Year             +12.92%
                          -------

     (Since Inception)
       (June 1, 1995)

               1000      (1+T) .58          =        1073.00
                        ((1+T) .58)1/.58    =         (1.073)1/.58
                          1+T               =         1.1292
                            T               =          .1292

Series O

       1 Year             +31.09%
                          -------

     (Since Inception)
       (June 1, 1995)

               1000      (1+T) .58          =        1170.00
                        ((1+T) .58)1/.58    =         (1.170)1/.58
                          1+T               =         1.3109
                            T               =          .3109

                                                         Item 24.b. Exhibit (16)

                                  TOTAL RETURN

                               SBL FUND, SERIES A

Total Return from December 31, 1985, to December 31, 1995. Assuming initial investment of $1,000 at offering price at beginning of period 1,000 / 12.30 =
81.300 shares.

Ending value of initial investment at December 31, 1995, NAV price = 81.300 shares x 21.03 = 1,709.73.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
85.358 shares x 21.03 = 1,795.07.

Total ending redeemable value:       1,709.73
                                     1,795.07
                                     --------
                                     3,504.80

Total Return:     3,504.80 - 1,000 = 2,504.80

                  2,504.80
                  --------
                  1,000     =   250.48%

                                                         Item 24.b. Exhibit (16)

                                     SBL SERIES P
                                AVERAGE ANNUAL RETURN

                               AS OF DECEMBER 31, 1996

Since Inception, August 5, 1996 = 16.96%

               1000   (1+T) .4082             =      1,066.05
                      (1+T) .4082             =      1.06605
                     ((1+T) .4082)1/.4082     =     (1.06605)1/.4082
                       1+T                    =      1.1696
                         T                    =       .1696


Total Return:

Total Return from August 5, 1996, to December 31, 1996. Assuming initial investment of $1,000 at offering price at beginning of period 1,000 / 15 = 66.67 shares.

Ending value of initial investment at December 31, 1996, NAV price = 66.67 shares x 15.99 = 1,066.05.

                           1,066.05 - 1,000 = 66.05

                           66.05 / 1,000 = 6.61%